Exhibit 10.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.333- 14226) of our report dated September 24, 2002 relating to the consolidated financial statements, which appears in this Form 20-F

PricewaterhouseCoopers
Birmingham, United Kingdom
December 20, 2002